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Exhibit 10.12

                      SIXTH AMENDMENT TO CREDIT AGREEMENT
                 AND FIRST AMENDMENT TO FORBEARANCE AGREEMENT

   THIS SIXTH AMENDMENT TO CREDIT AGREEMENT AND FIRST AMENDMENT TO FORBEARANCE AGREEMENT (this "Agreement") is entered into as of March 14, 2002, by and among Ziff Davis Media Inc., a Delaware corporation (the "Borrower"), CIBC World Markets Corp., as lead arranger and bookrunner (the "Lead Arranger"), Bankers Trust Company, as syndication agent (the "Syndication Agent"), Fleet National Bank, as documentation agent (the "Documentation Agent"), Canadian Imperial Bank of Commerce, as administrative agent (the "Administrative Agent") and the other Credit Parties party hereto (the "Credit Parties").

                             W I T N E S S E T H :

   WHEREAS, the Borrower, the Lead Arranger, the Syndication Agent, the Documentation Agent, the Administrative Agent and the Credit Parties are parties to that certain Credit Agreement dated as of April 5, 2000, as amended by that certain First Amendment to Credit Agreement dated as of June 12, 2000, as amended by that certain Second Amendment to Credit Agreement dated as of July 19, 2000, as amended by that certain Third Amendment to Credit Agreement dated as of January 22, 2001, as amended by that certain Fourth Amendment to Credit Agreement and Reaffirmation Agreement dated as of July 13, 2001, as amended by that certain Fifth Amendment to Credit Agreement and Forbearance Agreement dated as of January 14, 2002 (as the same may be further amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"); and

   WHEREAS, the Borrower has requested, and the Lead Arranger, the Syndication Agent, the Documentation Agent, the Administrative Agent and the Credit Parties have agreed, (a) to extend the expiration date with respect to their agreement to forbear from the exercise of their remedies available under the Credit Agreement and the other Loan Documents on account of the Specified Defaults and
(b) to amend the Credit Agreement, in each case, to the extent set forth herein;

   NOW THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree that all capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement, as amended hereby, except as otherwise defined or limited herein, and further agree, subject to the conditions precedent to this Agreement hereinafter set forth, as follows:

   1.   Amendments to Article 1.

      (a) Article 1 of the Credit Agreement, Definitions, is hereby modified and amended by adding the following new definitions in appropriate alphabetical order:

          " 'Sixth Amendment' shall mean that certain Sixth Amendment to Credit Agreement and First Amendment to Forbearance Agreement dated as of the Sixth Amendment Date among the Borrower, the Lead Arranger, the Syndication Agent, the Documentation Agent, the Administrative Agent and the other Credit Parties party thereto.

          " 'Sixth Amendment Date' shall mean March 14, 2002."

      (b) Article 1 of the Credit Agreement, Definitions, is hereby further modified and amended by deleting the definition of "Forbearance Period" in its entirety and by substituting the following in lieu thereof:

          " 'Forbearance Period' shall have the meaning assigned to such term in the Fifth Amendment as amended and extended by the terms of the Sixth Amendment."

      (c) Article 1 of the Credit Agreement, Definitions, is hereby further modified and amended by deleting the definition of "Revolving Commitment" in its entirety and by substituting the following in lieu thereof:

          " 'Revolving Commitment' shall mean the several obligations of certain of the Lenders to advance the sum of $10,000,000 (as of the Sixth Amendment Date) to the Borrower, on or after the Agreement

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       Date, in accordance with their respective Revolving Commitment Ratios and as such amount may be reduced from time to time, all pursuant to the terms hereof."

      (d) Article 1 of the Credit Agreement, Definitions, is hereby further modified and amended by deleting the definition of "Specified Default" in its entirety and by substituting the following in lieu thereof:

          " 'Specified Default' shall have the meaning assigned to such term in the Fifth Amendment as such term has been amended and modified by the terms of the Sixth Amendment."

   2. Amendment to Section 2.1 Section 2.1 of the Credit Agreement, The Loans, is hereby modified and amended by deleting the proviso at the end of clause (a) and by substituting the following in lieu thereof:

      "provided, however, the Borrower shall not be permitted to borrow any additional Advances under the Revolving Commitment for the fifteen (15) day period from and including June 28, 2002 through July 12, 2002"

   3. Amendment to Section 2.2. Section 2.2 of the Credit Agreement, Manner of Borrowing and Disbursement, is hereby modified and amended by deleting the last sentence from clause (f)(i) and by substituting the following in lieu thereof:

      "Notwithstanding any term or provision of this Agreement which may be construed to the contrary, each Term Loan Commitment Increase shall be in a principal amount of at least $3,000,000."

   4. Amendment to Section 2.7. Section 2.7 of the Credit Agreement, Mandatory Repayments, is hereby modified and amended by deleting clause (f) in its entirety and by substituting the following in lieu thereof:

      "(f) Revolving Loans. The Borrower shall make a prepayment of the Revolving Loans (without any corresponding permanent reduction in the Revolving Commitment) (i) in an amount equal to the excess, if any, of the aggregate principal amount of the Revolving Loans over the Available Revolving Commitment and (ii) on June 28, 2002, in an amount sufficient to reduce the aggregate outstanding principal amount of the Revolving Loans to zero (0)."

   5. Amendment to Section 6.1. Section 6.1 of the Credit Agreement, Monthly Financial Statements, is hereby modified and amended by adding the following sentence at the end thereof:

      "Notwithstanding anything to the contrary contained in the foregoing, with respect to each month ending during the Forbearance Period, the financial statements and information required pursuant to this Section 6.1 shall be delivered within twenty-five (25) days after the last day of each such month."

   6. Amendment to Section 6.4. Section 6.4 of the Credit Agreement, Performance Certificates, is hereby modified and amended by deleting clause
(a)(iii) in its entirety and substituting the following in lieu thereof:

      "(iii) accompanied by a forecast of weekly cash receipts and disbursements, (x) during the Forbearance Period, for the period commencing on the first day of the immediately succeeding fiscal month through June 28, 2002, and (y) at all other times, for the immediately succeeding fiscal month, in each case, certified as reasonable by a Principal Officer of the Borrower."

   7. Amendment to Section 7.2. Section 7.2 of the Credit Agreement, Investments, is hereby modified and amended by deleting the reference to "$10,000,000" in each of clauses (II) and (III) of subsection (v) in the final paragraph thereof (starting "Notwithstanding anything to the contrary contained in this Agreement, the following shall apply") and by substituting "$15,000,000" in lieu thereof.


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   8.  Amendment to Section 8.2.  Section 8.2 of the Credit Agreement, Senior
Leverage Ratio, is hereby modified and amended by inserting the following new clause (c) at the end thereof:

      "(c) During the Forbearance Period, the Borrower shall not permit for any calendar month end during the periods set forth below, or as of the date of any Advance made on or after the Sixth Amendment Date, the Senior Leverage Ratio, after giving effect to such Advance (if applicable), to exceed the applicable ratio for such date during the periods as set forth below:

                        Applicable Period                       Ratio
                        -----------------                    ------------
      February 1, 2002 through February 28, 2002............ 7.70 to 1.00
      March 1, 2002 through March 31, 2002.................. 8.70 to 1.00
      April 1, 2002 through April 30, 2002.................. 8.80 to 1.00
      May 1, 2002 through June 28, 2002..................... 8.75 to 1.00

   9.  Amendments to Forbearance Agreement.

          (a) Additional Specified Defaults. The Specified Defaults identified on Schedule 1 to the Fifth Amendment are hereby modified and amended to include the Default or Event of Default that may arise under Section 6.3 of the Credit Agreement, Annual Financial Statements and Information, solely as a result of the certification of independent certified public accountants delivered by the Borrower thereunder with respect to the Borrower's audited financial statements for the fiscal year ended December 31, 2001, containing an explanatory paragraph regarding the Borrower's ability to continue as a going concern.
          (b) Extension of Forbearance Period. So long as no Forbearance Default (as defined in the Fifth Amendment) shall have occurred prior to the Sixth Amendment Date, the Expiration Date (as defined in the Fifth Amendment) with respect to the Forbearance Period shall be extended from 5:00 p.m. (Eastern time) on March 15, 2002 to 5:00 p.m. (Eastern time) on June 28, 2002. The parties hereto may further extend the Forbearance Period, but the Lead Arranger, the Syndication Agent, the Documentation Agent, the Administrative Agent and the Credit Parties shall be under no obligation to do so. Any additional extension of the Forbearance Period shall be in the sole discretion of the Lead Arranger, the Syndication Agent, the Documentation Agent, the Administrative Agent and the Credit Parties and, if granted, shall be evidenced by a written instrument executed by the Required Lenders.

   10. No Other Amendments or Extensions. Except for the amendments and extensions expressly set forth above, the text of the Credit Agreement and the other Loan Documents (including, without limitation, the terms of forbearance set forth in the Fifth Amendment) shall remain unchanged and in full force and effect, and the Lead Arranger, the Syndication Agent, the Documentation Agent, the Administrative Agent and the Credit Parties hereby reserve the right to require strict compliance with the terms of the Credit Agreement and the other Loan Documents in the future. Except as otherwise expressly provided herein, this Agreement shall not be construed to: (a) impair the validity, perfection or priority of any Lien or security interest securing the Obligations; (b) waive or impair any rights, powers or remedies of the Lead Arranger, the Syndication Agent, the Documentation Agent, the Administrative Agent and the Credit Parties under the Credit Agreement and the other Loan Documents upon termination of the Forbearance Period, with respect to the Specified Defaults or otherwise; or (c) constitute a waiver of any right of the Lead Arranger, the Syndication Agent, the Documentation Agent, the Administrative Agent or the Credit Parties to insist on strict compliance by the Borrower with each and every term, condition and covenant of this Agreement and the other Loan Documents.

   11. Reaffirmation. Each of the Borrower and the Guarantors (each a "Pledge Party") acknowledges and agrees that the security and other interests granted to the Administrative Agent and the other Credit Parties pursuant to the Loan Documents to which each respective Pledge Party is a signatory prior to the date hereof shall remain outstanding and in full force and effect in accordance with the Loan Documents, and shall continue to secure the Obligations, and that the security and other interests granted to the Administrative Agent and the

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other Credit Parties thereby are hereby ratified, confirmed and continued by execution and delivery hereof. The Loan Documents shall remain extant and in full force and effect following the execution and delivery of this Amendment and the other Loan Documents executed in connection therewith, and each of the Pledge Parties hereby ratifies and confirms its respective obligations thereunder.

   12. Amendment Fee. The Borrower hereby agrees to pay, upon the Effective Date (as defined in Section 13 below), to each Lender delivering its consent to this Amendment on or before 5:00 p.m. (Eastern time) on March 14, 2002, an amendment fee in the amount of 25 basis points on the amount of such Lender's Revolving Commitment and Term Loans (other than any Term Loans subject to any participation arrangements with any of the Controlling Shareholders or Co-Investors) after giving effect to this Amendment and the reduction of the Revolving Commitment made in connection herewith. The amendment fee referred to herein shall be fully earned when due and non-refundable when paid.

   13. Conditions to Effectiveness. This Agreement shall be effective as of the date first written above (the "Effective Date") upon (a) the Administrative Agent's receipt of a counterpart hereof duly executed by the Borrower, the Guarantors and the Required Lenders and (b) upon the occurrence of each of the following terms and conditions:

      (a) The Administrative Agent shall have received a copy of the Borrower's financial forecast of cash receipts and disbursements for the period from March 1, 2002 through June 28, 2002.

      (b) The Credit Parties shall have received payment of all fees and expenses (including, without limitation, the Amendment Fee) due and payable on the Sixth Amendment Date in respect of the Credit Agreement, this Agreement and the transactions contemplated hereby and thereby.

      (c) No event shall have occurred since July 13, 2001, which shall have had a Materially Adverse Effect on the Borrower and its Restricted Subsidiaries taken as a whole, except with respect to (i) the existence of the Specified Defaults and (ii) the decline in the Borrower's business attributable to the reduction in advertising pages and circulation, in each case, resulting from market conditions existing as of and preceding the Effective Date.

      (d) The Administrative Agent shall have received such other information, documents, instruments or approvals as the Administrative Agent or its counsel may reasonably require.

   14. Conditions Subsequent. As a condition subsequent to the effectiveness of this Amendment, the Borrower and representatives for the Controlling Shareholders shall participate in a teleconference with the Credit Parties on or before May 10, 2002, to provide the Credit Parties with an update on the status of the Borrower's restructuring efforts. The failure of the Borrower and such representatives to participate in such teleconference shall constitute an Event of Default under the Credit Agreement.

   15. Representations and Warranties. The Borrower, for itself and on behalf of each of its Subsidiaries, agrees, represents and warrants in favor of the Lead Arranger, the Syndication Agent, the Documentation Agent, the Administrative Agent and the Credit Parties that:

      (a) This Agreement has been executed and delivered by duly authorized representatives of the Borrower and the Guarantors, and the Credit Agreement, as modified and amended by this Agreement, constitutes a legal, valid and binding obligation of the Borrower and is enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally and by the application of general equitable principles;

      (b) After giving effect to this Agreement, no Default or Event of Default (other than the Specified Defaults) shall have occurred and be continuing, and the Borrower has made full disclosure to the

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   Administrative Agent of all Defaults and Events of Default existing as of
   Effective Date as is required under Section 6.6(c) of the Credit Agreement;
   and

      (c) No event contemplated in connection with this Agreement has occurred, which has not been consented to or waived, the occurrence of which constitutes, or with the passage of time or giving of notice or both would constitute, a material default by the Borrower or any of its Subsidiaries under any material indenture, agreement or other instrument, or any judgment, decree or order, to which the Borrower or any of its Subsidiaries is a party or by which the Borrower or any of its Subsidiaries or any of their respective properties may be bound or affected.

   16. Acknowledgements. The parties hereby acknowledge that they have not entered into a mutual disregard of the terms and provision of the Credit Agreement or the other Loan Documents, or engaged in any course of dealing at variance with the terms and provision of the Credit Agreement or the other Loan Documents. The Borrower hereby further acknowledges that it shall not rely upon the existence of or claim or assert that there exists any such course of dealing or mutual disregard of terms.

   17. Release and Waiver. In order to induce the Lead Arranger, the Syndication Agent, the Documentation Agent, the Administrative Agent and the Credit Parties to execute, deliver and perform this Agreement, the Borrower (a) represents and warrants that there are no claims, causes of action, suits, debts, obligations, liabilities, demands of any kind, character or nature whatsoever, fixed or contingent, which the Borrower may have, or claim to have, against the Lead Arranger, the Syndication Agent, the Documentation Agent, the Administrative Agent and the Credit Parties, or any of them, with respect to the transactions contemplated by the Credit Agreement and the other Loan Documents, and the Borrower hereby releases, acquits and forever discharges each of the Lead Arranger, the Syndication Agent, the Documentation Agent, the Administrative Agent and the Credit Parties and their respective agents, employees, officers, directors, servants, representatives, attorneys, affiliates, successors and assigns (collectively, the "Released Parties") from any and all liabilities, claims, suits, debts, causes of action and the like of any kind, character or nature whatsoever, known or unknown, fixed or contingent that the Borrower may have, or claim to have, against each of the such Released Parties from the beginning of time until and through the dates of execution and delivery of this Agreement, and (b) hereby covenants and agrees never to institute or cause to be instituted or continue prosecution of any suit or other form of action or proceeding of any kind or nature whatsoever against any Released Party, by reason of or in connection with any of the foregoing matters, liabilities, claims, suits, debts or causes of action.

   18. Effect on the Credit Agreement. Except as specifically provided herein, the Credit Agreement shall remain in full force and effect, and is hereby ratified, reaffirmed and confirmed. This Agreement shall be deemed to be a Loan Document for all purposes.

   19. Counterparts. This Agreement may be executed in any number of separate counterparts and by the different parties hereto on separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. In proving this Agreement in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Any signatures delivered by a party by facsimile transmission shall be deemed an original signature hereto.

   20. Delivery of Lender Addenda. Each Credit Party shall become a party to this Agreement by delivering to the Administrative Agent a Lender Addendum, substantially in the form of Annex A attached hereto, duly executed by such Credit Party.

   21. Law of Contract. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE.


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   IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.

BORROWER:                                  ZIFF DAVIS MEDIA INC.

                                           By: _______________________

                                           Name: _____________________

                                           Title: ____________________

GUARANTORS:                                ZIFF DAVIS PUBLISHING
                                           HOLDINGS INC.,
                                           a Delaware corporation

                                           By: _______________________

                                           Name: _____________________

                                           Title: ____________________

                                           ZIFF DAVIS PUBLISHING INC.,
                                           a Delaware corporation

                                           By: _______________________

                                           Name: _____________________

                                           Title: ____________________

                                           ZIFF DAVIS INTERNET INC.,
                                           a Delaware corporation

                                           By: _______________________

                                           Name: _____________________

                                           Title: ____________________

                                           ZIFF DAVIS DEVELOPMENT INC.,
                                           a Delaware corporation

                                           By: _______________________

                                           Name: _____________________

                                           Title: ____________________

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                                eTESTING LABS INC.,
                                a Delaware corporation

                                By: ________________________________________

                                Name: ______________________________________

                                Title: _____________________________________

LEAD ARRANGER:                  CIBC WORLD MARKETS CORP.

                                By: ________________________________________
                                Name:  Deborah D. Strek
                                Title: Managing Director

SYNDICATION AGENT:              BANKERS TRUST COMPANY

                                By: ________________________________________

                                Name: ______________________________________

                                Title: _____________________________________

DOCUMENTATION AGENT:            FLEET NATIONAL BANK

                                By: ________________________________________

                                Name: ______________________________________

                                Title: _____________________________________

ADMINISTRATIVE AGENT:           CANADIAN IMPERIAL BANK OF COMMERCE

                                By: ________________________________________
                                Name:  Deborah D. Strek
                                Title: Managing Director, CIBC World Markets
                                       Corp., as Agent

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                                    ANNEX A

                            FORM OF LENDER ADDENDUM

                             ZIFF DAVIS MEDIA INC.
                               CREDIT AGREEMENT
                           DATED AS OF APRIL 5, 2000

   Reference is made to the Credit Agreement, dated as of April 5, 2000, as amended by that certain First Amendment to Credit Agreement dated as of June 12, 2000, as amended by that certain Second Amendment to Credit Agreement dated as of July 19, 2000, as amended by that certain Third Amendment to Credit Agreement dated as of January 22, 2001, as amended by that certain Fourth Amendment to Credit Agreement and Reaffirmation Agreement dated as of July 13, 2001, as amended by that certain Fifth Amendment to Credit Agreement and Forbearance Agreement (as further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and among Ziff Davis Media Inc., as Borrower, CIBC World Markets Corp., as lead arranger and bookrunner, Bankers Trust Company, as syndication agent, Fleet National Bank, as documentation agent, Canadian Imperial Bank of Commerce, as administrative agent (the "Administrative Agent") and the other Credit Parties party thereto. Capitalized terms used herein that are not defined herein shall have the meanings ascribed to them in the Credit Agreement.

   The Borrower has requested that the Required Lenders agree (a) to extend the expiration date with respect to their agreement to forbear from the exercise of their remedies available under the Credit Agreement and the other Loan Documents on account of the Specified Defaults (as defined in the Fifth Amendment), and (b) to amend certain provisions of the Credit Agreement, in each case, on the terms and conditions described in the Sixth Amendment to Credit Agreement and Extension of Forbearance Agreement in the form attached hereto as Exhibit A (the "Sixth Amendment").

   By execution and delivery of this Lender Addendum as provided in Section 20 of the Sixth Amendment, the undersigned Credit Party hereby consents to and agrees with all of the terms and conditions contained in the Sixth Amendment.

   THIS LENDER ADDENDUM SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

   IN WITNESS WHEREOF, the parties hereto have caused this Lender Addendum to be duly executed and delivered by their proper and duly authorized officers as
of this        day of March, 2002.


                                    --------------------------------------
                                    (NAME OF CREDIT PARTY)

                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

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                                   EXHIBIT A

                            COPY OF SIXTH AMENDMENT

                                [see attached]

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